UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2011

Limoneira Company
(Exact name of registrant as specified in its charter)

Delaware	001-34755	77-0260692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

1141 Cummings Road
Santa Paula, CA 93060
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (805) 525-5541

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management
Item 5.07	Submission of Matters to a Vote of Security Holders

On March 22, 2011, Limoneira Company ( the “Company”) held their 2011 Annual Meeting of Stockholders (the “Annual Meeting”), at the Santa Paula Community Center, 530 West Main Street, Santa Paula, California 93060.  A total of 11,236,934 shares of the Company’s common stock and 30,000 shares of Series B Convertible Preferred Stock, each of which gets 10 votes (“Preferred Stock”) were issued and outstanding and entitled to vote as of February 18, 2011, the record date for the Annual Meeting.  There were 9,406,087 shares of Common Stock and 20,874 shares of Preferred Stock present in person or by proxy at the Annual Meeting, representing 83% of the shares outstanding, which constituted a quorum.  The stockholders were asked to vote on four (4) proposals, with Common Stock and Preferred Stock voting together as a single class.  Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal.

Proposal 1. Election of Directors

With respect to the election of the following nominees as Directors of the Company to hold office for a three-year term, ending at the 2014 Annual Meeting:

	Shares Voted
	For	Withheld	Non-Votes
Allan M. Pinkerton	7,115,566	122,164	2,377,097
Alan M. Teague	7,046,374	191,356	2,377,097
Robert M. Sawyer	7,142,338	95,392	2,377,097

Based on the votes set forth above, each of the nominees set forth above were duly elected to serve as Directors of the Company for a three-year term, ending at the 2014 Annual Meeting.

Proposal 2. Ratification of Selection of Independent Registered Public Accounting Firm

The ratification of the appointment of Ernst & Young, LLP as independent registered public accounting firm for the Company for the fiscal year ending October 31, 2011 received the following votes:

For	Against	Abstain
9,563,136	15,700	35,991

Based on the votes set forth above, the ratification of the appointment of Ernst & Young, LLP as the independent registered public accounting firm for the Company to serve for the fiscal year ending October 31, 2011 was duly ratified by the stockholders.

Proposal 3. Advisory Vote on Executive Compensation

The compensation of the named executive officers as disclosed in the Company’s Proxy Statement pursuant to Item 402 of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) was approved, on an advisory basis, by the stockholders by the votes set forth in the table below.

Shares Voted
For	Against	Abstain	Non-Votes
6,287,344	780,847	169,539	2,377,097

Proposal 4. Frequency of Advisory Vote on Executive Compensation

The stockholders recommended, on an advisory basis, that the frequency of the stockholder vote to approve the compensation of the named executive officers as required by Section 14A(a)(2) of the Exchange Act occur every year by the votes set forth in the table below.

Shares Voted
1 Year	2 Years	3 Years	Abstain	Non-Votes
6,550,815	135,210	464,970	86,735	2,377,097

In accordance with the results of the vote for Proposal 4, the Board of Directors determined to follow the stockholders’ recommendation and implement an annual advisory vote by the stockholders on the compensation of the named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2011	LIMONEIRA COMPANY

	By:	/s/ Harold S. Edwards
Harold S. Edwards
President and Chief Executive Officer